SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 13, 2001



                           WEINGARTEN REALTY INVESTORS
             (Exact name of Registrant as specified in its Charter)


                         TEXAS     1-9876     74-1464203

                                     (I.R.S. Employer
  (State or other jurisdiction of incorporation or organization)     (Commission
                     file number)     Identification Number)


            2600 Citadel Plaza Drive, Suite 300, Houston, Texas 77292
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code:  (713) 866-6000



                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM  5.     OTHER  EVENTS.

     On June 22, 2001 ,Weingarten Realty Investors, a real estate investment trust formed under the Texas Real Estate Investment Trust Act, filed
Pre-effective Amendment No. 2 to its Registration Statement on Form S-3 to register securities which it may offer, from time to time, in one or more series or classes and in amounts, at prices and on terms that it will determine at the time of offering, with an aggregate public offering price of up to $500,000,000:

- unsecured debt securities that may be either senior debt securities or subordinated debt securities;

-    convertible  debt  securities;

-    whole  or  fractional  preferred  shares;

-    preferred  shares  represented  by  depositary  shares;

-    common  shares;  or

- warrants to purchase debt securities, convertible debt securities, preferred shares or common shares, all as shall be designated by Weingarten at the time of the offering.


     We are filing herewith a consent of Deloitte & Touche LLP to incorporate by reference into this registration statement various reports issued by them as
Exhibit  23.1  which  is  included  herein.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits.

             23.1     Consent  of  Deloitte  &  Touche  LLP.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2001
                                      WEINGARTEN  REALTY  INVESTORS



                                      /s/    Joe  D.  Shafer
                                     -------------------------------
                                     Joe  D.  Shafer
                                     Vice President and Chief Accounting Officer

                           WEINGARTEN REALTY INVESTORS
                                INDEX TO EXHIBITS

     EXHIBIT
     -------

       23.1     Consent  of  Deloitte  &  Touche  LLP.